UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2010

LANDEC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

0-27446	94-3025618
(Commission file number)	(IRS Employer Identification No.)

3603 Haven Avenue, Menlo Park, California 94025
(Address of principal executive offices and zip code)

(650) 306-1650
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry Into A Material Definitive Agreement

On April 30, 2010, Landec Corporation, a Delaware corporation (the “Company”), entered into a stock purchase agreement (the “Purchase Agreement”) by and among the Company, Lifecore Biomedical, Inc., a Delaware corporation (“Lifecore”), Lifecore Biomedical, LLC, a Minnesota limited liability company and wholly-owned subsidiary of Lifecore (“LBL”), and Warburg Pincus Private Equity IX, L.P., a Delaware limited partnership (the “Seller”). Pursuant to the Purchase Agreement, the Company acquired on April 30, 2010 all of the issued and outstanding common stock of Lifecore (the “Acquisition”) for initial consideration of $40.0 million in cash, $6.6 million of which has been deposited in escrow to provide security for certain obligations of the Seller that may arise under the Purchase Agreement, with 50% of such escrowed funds to be held for 12 months and 50% of such escrowed funds to be held for 24 months. In addition, pursuant to the Purchase Agreement, the Company permitted Lifecore and LBL to keep approximately $4.0 million of debt outstanding as of April 30, 2010. Pursuant to the Purchase Agreement, on April 30, 2010, the Seller received from Lifecore a distribution of approximately $8.0 million in cash. The Purchase Agreement includes a potential cash earn-out payment to the Seller of up to $10.0 million, which will be determined based on Lifecore achieving certain financial targets during calendar years 2011 and 2012. In conjunction with the Acquisition and as described more fully below in Item 2.03, LBL secured bank financing of $20.0 million, which is guaranteed by the Company and its subsidiaries, including Lifecore.  The financing has a five-year term and, pursuant to an interest rate swap that LBL also entered into with Wells Fargo, will accrue interest at a fixed rate of 4.24% during the entire five-year term.

The foregoing description of the Purchase Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and the terms of which are incorporated herein by reference.

The full text of the press release, dated May 3, 2010, announcing the Acquisition, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information set forth under Item 2.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.01 by reference.

Item 2.03.        Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

In connection with the Acquisition, LBL entered into a senior secured $20,000,000 term loan credit agreement (the “Credit Agreement”) with Wells Fargo Bank, National Association ("Wells Fargo"). The Credit Agreement has a five-year term and, pursuant to an interest rate swap that LBL also entered into with Wells Fargo, will accrue interest at a fixed rate of 4.24% during the entire five-year term. The obligations of LBL arising under the Credit Agreement are secured by a lien on all of its personal property assets. The Company, together with all of the Company's subsidiaries (including Lifecore), are guarantying all obligations of LBL under the Credit Agreement. In addition, LBL expects to enter into a reimbursement agreement (the “Reimbursement Agreement”) with Wells Fargo, pursuant to which Wells Fargo will issue a letter of credit in the approximate amount of $4,200,000 in substitution for the letter of credit previously issued and outstanding by M&I Marshall & Ilsley Bank that supports the Variable Rate Demand Purchase Revenue Bonds issued by the City of Chaska, Minnesota (the "Bonds"). The Bonds were issued by the City of Chaska in 2004 and the proceeds were loaned to LBL. The obligations of LBL arising under the Reimbursement Agreement will be secured by a mortgage on its building located at 3513 Lyman Boulevard, Chaska, Minnesota, as well as the lien on its personal property described above. The Company, together with all of the Company's subsidiaries (including Lifecore), will also be guarantying all obligations of LBL under the Reimbursement Agreement.

The foregoing description of the Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Credit Agreement, a copy of which is attached hereto as Exhibit 10.2 and the terms of which are incorporated herein by reference.

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K  include “forward-looking statements” within the meaning of the Section 21E of the Securities Exchange Act of 1934 , as amended.  Words such as  “expect”  and “will” or similar expressions are used to identify forward-looking statements.  Such statements  are made  based upon current expectations and projections about our business and assumptions made by our management and are not guarantees of future performance, nor do we assume the obligation to update such forward-looking statements after the date of this Current Report on Form 8-K.

Item 9.01.        Financial Statements and Exhibits

(a)	Financial Statements for Businesses Acquired.

     The financial statements required to be filed with respect to the acquired business described in Item 2.01 have not been filed in this initial Current Report on Form 8-K. Instead, financial statements will be filed by amendment within 71 calendar days after the due date for the initial filing of this Current Report on Form 8-K with the Securities and Exchange Commission, as permitted by Item 9.01(a)(4) of Form 8-K.

(b)	Pro Forma Financial Information.

     The pro forma financial statements required to be filed with respect to the acquired business described in Item 2.01 has not been filed in this initial Current Report on Form 8-K. Instead, the pro forma financial statements will be filed by amendment within 71 calendar days after the due date for the initial filing of this Current Report on Form 8-K with the Securities and Exchange Commission, as permitted by Item 9.01(b)(2) of Form 8-K.

(d)           Exhibits.

Exhibit No.	Description

10.1
Stock Purchase Agreement dated April 30, 2010 by and among Landec Corporation, Lifecore Biomedical, Inc., Lifecore Biomedical, LLC, and Warburg Pincus Private Equity IX, L.P (exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request)

10.2
Credit Agreement dated April 30, 2010 by and among Lifecore Biomedical, LLC and Wells Fargo Bank, National Association (exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request)

10.3	Continuing Guaranty dated April 30, 2010 by Landec Corporation in favor of Wells Fargo Bank, National Association

99.1	Press Release of Landec Corporation dated May 3, 2010

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDEC CORPORATION Registrant

Date: May 5, 2010	By:	/s/ Gregory S. Skinner
Gregory S. Skinner
Vice President of Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1
Stock Purchase Agreement dated April 30, 2010 by and among Landec Corporation, Lifecore Biomedical, Inc., Lifecore Biomedical, LLC, and Warburg Pincus Private Equity IX, L.P (exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request)

10. 2
Credit Agreement dated April 30, 2010 by and between Lifecore Biomedical, LLC and Wells Fargo Bank, National Association (exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request)

10.3	Continuing Guaranty dated April 30, 2010 by Landec Corporation in favor of Wells Fargo Bank, National Association

99.1	Press Release of Landec Corporation dated May 3, 2010